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                                                                    EXHIBIT 10.9

                   AGREEMENT OF SUBSTITUTION AND AMENDMENT OF
                          SHAREHOLDER RIGHTS AGREEMENT

         This Agreement of Substitution and Amendment is entered into as of May 9, 2002, by and between Thornburg Mortgage, Inc., a Maryland corporation (the "Company") and American Stock Transfer and Trust Company, a New York banking corporation ("AST").

                                    RECITALS

A. On or about January 25, 2001, the Company entered into a Shareholder Rights Agreements (the "Rights Agreement") with Mellon Investor Services LLC (the "Predecessor Agent") as rights agent.

B. The Company wishes to remove the Predecessor Agent and substitute AST as rights agent pursuant to Section 21 of the Rights Agreement.

C. The Company has given the Predecessor Agent notice of removal of the Predecessor Agent as rights agent.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the foregoing and of other consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Section 21 of the Rights Agreement is hereby amended to provide that any successor rights agent shall, at the time of its appointment as rights agent, have a combined capital and surplus of at least $10 million, rather than $50 million.

2. The Company hereby appoints AST as rights agent pursuant to Section 21 of the Rights Agreement, to serve in that capacity for the consideration and subject to all of the terms and conditions of the Rights Agreement.

3. AST hereby accepts the appointment as rights agent pursuant to Section 21 of the Rights Agreement and agrees to serve in that capacity for the consideration and subject to all of the terms and conditions of the Rights Agreement.



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4.       From and after the effective date hereof, each and every reference in the Rights Agreement to a "Rights Agent" shall be deemed to be a reference to AST.

5. Section 26 of the Rights Agreement is amended to provide that notices or demands shall be addressed as follows (until another address is filed):

If to the Company:         Thornburg Mortgage, Inc.
                           150 Washington Avenue, Suite 302
                           Santa Fe, New Mexico 87501
                           Attention: Leanne Gallagher

with a copy to:            Jeffers, Shaff & Falk, LLP
                           18881 Von Karman Avenue, Suite 1400
                           Irvine, California 92612
                           Attention: Michael Jeffers

If to AST:                 American Stock Transfer & Trust Company
                           59 Maiden Lane
                           New York, NY 10038
                           Attention: Corporate Trust Department

6. Except as expressly modified herein, the Rights Agreement shall remain in full force and effect.

7. This Agreement of Substitution and Amendment may be executed in one or more counterparts, each of which shall together constitute one and the same document.

         IN WITNESS WHEREOF, the parties have caused this Agreement of Substitution and Amendment to be duly executed as of the dated indicated above.

                                             THORNBURG MORTGAGE, INC.

                                             By: /s/ Larry A. Goldstone
                                                 -------------------------------

                                             Name: Larry A. Goldstone, President
                                                   and Chief Operating Officer







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                                             AMERICAN STOCK TRANSFER &
                                             TRUST COMPANY

                                             By: /s/ Herbert J. Lemmer
                                                 -------------------------------

                                             Name: Herbert J. Lemmer, Vice
                                                   President